UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-276-0477

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

Applied Digital Solutions, Inc., doing business as Digital Angel (“Digital Angel,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K to amend our consolidated financial statements as of December 31, 2006 and December 31, 2005 and for the years ended December 31, 2006, 2005 and 2004 to reflect our majority-owned subsidiaries, Computer Equity Corporation (“Computer Equity”) and Perimeter Acquisition Corp., (“Perimeter”), as discontinued operations and to modify the related disclosures in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Previously, on September 10, 2007, we filed a Current Report on Form 8-K to reflect our then majority-owned subsidiary, Digital Angel Corporation’s former wholly-owned subsidiary, OuterLink Corporation as discontinued operations and our majority-owned subsidiary, InfoTech USA, Inc., (“InfoTech”) as discontinued operations. On December 28, 2007, we acquired the minority owners’ interest in Digital Angel Corporation as more fully described in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 4, 2008.

During the three-months ended September 30, 2007, our board of directors approved the sale of Computer Equity and Perimeter. This decision was made as part of management’s strategy to streamline its operations in order to focus more of its efforts on the RFID and GPS and radio communication markets. This action was also taken in anticipation of the merger with Digital Angel Corporation, which was effected on December 28, 2007. In our Annual Report on Form 10-K for the year ended December 31, 2006, as amended (the “2006 Annual Report”) and in our Current Report on Form 8-K filed with the SEC on September 10, 2007 as discussed above, we reported the operations of Computer Equity and Perimeter in our Advanced Technology segment. The operating results and financial condition of Computer Equity and Perimeter have been included as part of the financial results from discontinued operations in the accompanying consolidated financial statements and, accordingly, our segment information has been modified. Reclassification of discontinued operations has no effect on our reported net (loss) income for any reporting period.

We are presenting the following information as exhibits to this Current Report on Form 8-K, which replaces the corresponding information contained in the 2006 Annual Report and the Current Report on Form 8-K previously filed with the SEC on September 10, 2007:

  •   Item 6. Selected Financial Data;

  •   Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

  •   Item 8. Audited Consolidated Financial Statements and Supplementary Data.

This Current Report on Form 8-K does not reflect events occurring after the filing of the 2006 Annual Report originally filed with the SEC on April 6, 2007, as modified by the Current Report on Form 8-K filed with the SEC on September 10, 2007, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations for Computer Equity and Perimeter as described above. In particular, this Current Report on Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations, other than as required to reflect the changes in discontinued operations.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Dated January 15, 2008	By:	/s/ Lorraine M. Breece
	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data